SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 15, 2008
Date of Report (date of earliest event reported)
INTEVAC, INC.
(Exact name of Registrant as specified in its charter)

California	0-26946	94-3125814
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification Number)
3560 Bassett Street
Santa Clara, CA 95054

(Address of principal executive offices)
(408) 986-9888

(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) At Intevac, Inc.’s (“Intevac”) annual meeting of shareholders held on May 15, 2008, Intevac’s shareholders, upon the recommendation of Intevac’s board of directors, approved an amendment to the Intevac 2004 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of common stock reserved for issuance pursuant to stock options by 500,000 shares.
A brief summary of the Plan is included as part of Proposal Two in Intevac’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2008. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which is attached as an exhibit to this filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1	2004 Equity Incentive Plan, as amended

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.
Date: May 20, 2008	By:	/s/ Jeffrey Andreson
Jeffrey Andreson
Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
No	Description

10.1	2004 Equity Incentive Plan, as amended